Investor Presentation
Data as of March 31, 2012
Ticker Symbol: FULT (NASDAQ)

▪ This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,”
 “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements.
▪ Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
▪ Many factors could affect future financial results including, without limitation: the impact of adverse changes in the economy and real estate markets; increases in non-performing assets which may reduce the level of earning assets and require the Corporation to increase the allowance for credit losses, charge-off loans and incur elevated collection and carrying costs related to such non-performing assets; acquisition and growth strategies; market risk; changes or adverse developments in political or regulatory conditions; a disruption in, or abnormal functioning of, credit and other markets, including the lack of or reduced access to markets for mortgages and other asset-backed securities and for commercial paper and other short-term borrowings; changes in the levels of, or methodology for determining, FDIC deposit insurance premiums and assessments; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and other income growth; investment securities gains and losses; declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth or a decline in loans originated; relative balances of risk-sensitive assets to risk-sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets; goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods.
▪ For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”
 set forth in the Corporation’s filings with the Securities and Exchange Commission.
Forward-Looking Statements

Presentation Outline
 ▪ About Us
 ▪ Our Strategy
 ▪ Q1/12 Overview
 ▪ Capital
 ▪ Growth
 ▪ Financial Performance
 ▪ Supplemental Information

About Us (as of 3/31/12)
▪ Mid-Atlantic financial holding company
▪ 6 community banks / 5 states
▪ Fulton Financial Advisors
▪ Fulton Mortgage Company
▪ 265 community banking offices
▪ Asset size: $16.5 billion
▪ 3,800 team members
▪ Market capitalization: $ 2.1 billion
▪ Book value per common share: $ 10.10
▪ Tangible book value per common share: $ 7.38
▪ Shares outstanding: 200.4 million

- The Columbia Bank
- FNB Bank
- Fulton Bank
- Fulton Bank of New Jersey
- Lafayette Ambassador Bank
- Swineford National Bank

Pennsylvania
Lycoming
Columbia
Montour
Centre
Union
Snyder
Northumberland
Northampton
Lehigh
Schuylkill
Dauphin
Lebanon
Berks
Bucks
Montgomery
Cumberland
Lancaster
Chester
Delaware
Franklin
York
Sussex
Warren
Morris
Hunterdon
Somerset
Middlesex
Mercer
Monmouth
Ocean
Burlington
Camden
Gloucester
Salem
Atlantic
Cumberland
New Jersey
Washington
Frederick
Baltimore
Cecil
Baltimore City
Howard
Montgomery
Anne Arundel
Prince Georges
Maryland
New Castle
Sussex
Delaware
Fairfax
Prince William
Richmond
Newport News
Virginia Beach
Chesapeake
Virginia

FULTON FINANCIAL CORPORATION

A Valuable Geographic Franchise

Superior Customer Experience
WE WILL CARE, LISTEN,
UNDERSTAND, AND DELIVER

YOUR FINANCIAL
PARTNER IS IN

FULTON FINANCIAL
CORPORATION

“Listening is Just The Beginning”
COMMUNITY BANKING
SMALL BUSINESS
HIGH NET WORTH
RETAIL BANKING

▪ Top 3 Box Satisfaction:   84%
▪ Delivery on our Promise
 Top 3 Box     85%
*Survey Sample Size: 4,897 customers
Retail Customer Satisfaction*

▪ 2011 Excellence Awards in Middle
 Market Banking
▪ Fulton Bank (2 categories)
 ▪ Overall Satisfaction in Banking
 ▪ Treasury Management
▪ National and Regional Winner
▪ Criteria: $10 - 500 million in sales
▪ Nearly 11,500 Business Interviews
Greenwich Associates

▪ Corporate Culture
▪ Customer Commitment
▪ Team-Based Relationship
 Management
▪ Branch Manager Empowerment
▪ Reputation
▪ Brand
Key Resources

▪ Diluted EPS increased 24%
▪ Improved ROA
▪ Decreasing Provision
▪ Core Household Growth
▪ Net Interest Margin Expansion
▪ Steady Growth in Other Income
▪ Good Expense Control
▪ Rising Cash Dividend
2011: A Year of Progress

▪ Diluted EPS of 19 cents / up 5.6% LQ and
 up 11.8% over Q1/11
▪ Improved ROA
▪ Non-interest income up due to strong
 residential mortgage business
▪ Expanded net interest margin
▪ Growth in new households
▪ Dividend yield of approximately 2.7%
2012 : Off To A Good Start

03/31/2012 FULT	Basel III (1)
Total Risk-Based Capital Ratio	15.50%	10.50%
Tier 1 Risk-Based Capital Ratio (2)	13.00%	8.50%
Leverage Capital Ratio	10.40%	TBD
Common Equity Ratio (3)	11.80%	7.00%
Tangible Common Equity Ratio (4)	9.25%	NA

(1) Fully-phased in requirements, with 2.50% conservation buffer - FFC has approx. $400 million of capital in excess of these Basel III requirements

(2) 3-31 ratio includes existing trust preferred securities.

(3) Tier 1 common equity to risk-weighted assets.

(4) GAAP tangible equity to total tangible assets.

FULTON FINANCIAL CORPORATION

Capital Adequacy (3/31/12)

Deploying Capital
 ▪ Current Uses
 ▪ Support organic growth
 ▪ New branches
 ▪ Increase our cash dividend
 ▪ Potential Uses
 ▪ Acquisitions with right opportunities
 ▪ Stock repurchase

▪ Striving to be the Bank of Choice for Small
 Businesses in our Markets

▪ Branch Manager the “portal” for Team
 Expertise

▪ Maintaining Appropriate Mix to Maximize
 Net Interest Margin
Deposit Growth

▪ Retail Households
▪ Year-end 2010 households: 243,125
▪ Year-end 2011 households: 243,292
▪ Commercial Households
▪ Year-end 2010 households: 64,832
▪ Year-end 2011 households: 67,382
▪ Net Household Lift:   2,717
2011 Sales Results

▪Retention of Profitable Relationships a
Priority
▪Manage and Mitigate Credit Risk
▪Prudent Underwriting
▪Leverage Market Opportunities for New
Business
▪Leveling off of Construction Book
Loan Growth

$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$-
$1,269
$978
$801
$615
$648
Dec-08
Dec-09
Dec-10
Dec-11
Mar-12
FFC

FULTON FINANCIAL CORPORATION

Construction Exposure
($ in millions)
Construction Loans /
Total Loans
10.5%
8.2%
6.7%
5.1%
5.4%
18
(23%)
(18%)
(23%)
5%

▪ 56 relationships with commitments to lend $20
 million or more
▪ Maximum individual commitment: $33 million
▪ Maximum commitment to any builder/developer:
 $25 million
 ▪ Maximum commitment to any one development project:
 $15 million
▪ Average commercial lending relationship size is
 $468,600
▪ Loans and corresponding relationships are within
 Fulton’s geographic market area
Summary of Larger Loans (3/31/12)

Industry	%
Services	18.6
Manufacturing	14.9
Construction	11.6
Wholesale	9.8
Retail	8.5
Health Care	8.4
Other	7.9
Real Estate	7.5
Agriculture	5.1
Transportation	2.7
Financial Services	2.5
Arts & Entertainment	2.4
Total	**100.0**

FULTON FINANCIAL CORPORATION

Commercial Loans by Industry (03/31/12)

Non-Interest Income Growth
▪ Fulton Mortgage Company
 ▪ Significant Contributor to our Growth in Non-Interest
 Income
 ▪ Expand Origination Staff
 ▪ Leverage Our Reputation as a Mortgage Lender
▪ Fulton Financial Advisors ($4.0 billion A.U.M.)
 ▪ Brokerage Production Mix (non-recurring / recurring)
 ▪ Referrals from Commercial Bank
 ▪ Team Market Development

▪ Current and Projected Lean Process
 Improvement Savings
▪ In-Market Branch Consolidation
▪ Appropriate Staffing Levels
▪ Leverage Electronic Capabilities
▪ Manage Higher Regulatory /
 Compliance Costs
Expense Control

▪ Completed 334 Lean initiatives
▪ Result: $ 4.5 million in savings
▪ Benefits seen 2012 and beyond
2011 Lean Improvement Results

 ▪ Continuation of Longstanding Fiserv
 Relationship
 ▪ 360 Degree View of Customer Relationship
 ▪ Improve Consultative Sales Process
 ▪ Higher Household Penetration / Revenue
 ▪ Implementation Over 2-Year Timeframe
 ▪ Strategy Implementation / Care, Listen,
 Understand and Deliver
Core Platform Upgrade

▪ Lower Provision
▪ Relationship Protection and Enhancement
▪ Earning Asset Growth
▪ Core Household Growth
▪ Expand Net Interest Margin
▪ Growth in Non-Interest Income
▪ Expense Control
EPS Growth

Details of Financial
Performance

Q1 2012	Q4 2011	$	%
	(dollars in thousands)			
Net Interest Income	$ 138,690	$ 138,460	$ 230	0%
Loan Loss Provision	(28,000)	(30,000)	2,000	-7%
Other Income	50,430	45,290	5,140	11%
Securities Gains	1,250	3,050	(1,800)	-59%
Other Expenses	(110,710)	(108,850)	(1,860)	2%
Income Taxes	(13,530)	(11,870)	(1,660)	14%
Net Income	$ 38,130	$ 36,080	$ 2,050	6%
Earnings Per Share	$ 0.19	$ 0.18	$ 0.01	6%

FULTON FINANCIAL
CORPORATION

Income Statement Summary

International Bancshares Corp.
People’s United Financial, Inc.
Susquehanna Bancshares, Inc.
Synovus Financial Corporation
TCF Financial Corporation
UMB Financial Corporation
Valley National Bancorp
Webster Financial Corporation
*Fulton’s peer group as of March 31, 2012
Associated Banc-Corp
BancorpSouth, Inc.
BOK Financial Corporation
City National Corporation
Commerce Bancshares, Inc.
Cullen / Frost Bankers, Inc.
First Horizon National
Corporation
FirstMerit Corporation
First Niagara Financial Group, Inc.

Peer Group*

4.00
3.75
3.50
3.25
3.85
3.64
3.46
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
FULT
Peer
Top 50 *

FULTON FINANCIAL CORPORATION

Net Interest Margin

* Comprised of the 50 largest publicly traded domestic banks/thrifts in asset size as of December 31, 2011. Excludes credit card companies. Source : SNL.com

1st Q 12	4th Q 11	Change	%
Net Interest Margin	**3.85%**	**3.81%**	0.04%	1%
Yield on Earning Assets	**4.61%**	**4.63%**	-0.02%	0%
Cost of Funds	**0.81%**	**0.87%**	-0.06%	-7%
Fed Funds (Average)	**0.25%**	**0.25%**	-	-

FULTON FINANCIAL CORPORATION

Interest Rates (Q1 2012 vs. Q4 2011)

6 month cumulative gap: 1.05
Interest Rate Shocks    (03/31/12)
Rate Change NII Change (Annual)  % Change

 +400 bp  + $ 62.3 million  + 11.2%
 +300 bp  + $ 42.2 million  + 7.6%
 +200 bp  + $ 22.9 million  + 4.1%
 +100 bp   + $ 5.2 million  + 0.9%
 - 100 bp  - $ 17.4 million  - 3.1%

Q1 2012		Q4 2011		$	%
	(dollars in millions)					
Comm'l Mort	$	**4,620**	$	**4,550**	$ 70	2%
Commercial		**3,590**		**3,640**	(50)	-1%
Home Equity		**1,610**		**1,630**	(20)	-1%
Resid Mort		**1,140**		**1,070**	70	7%
Construction		**640**		**640**	-	0%
Cons./Other		**380**		**400**	(20)	-5%
Total Loans	**$**	**11,980**	**$**	**11,930**	**$ 50**	**0%**

FULTON FINANCIAL CORPORATION

Average Loans (Q1 2012 vs. Q4 2011)

Average Loan Growth
(vs. prior year period)

12.0
9.0
6.0
3.0
0.0
-3.0
05
06
07
08
09
10
11
Q1 12
4.9
2.0
0.5
FULT
Peer
Top 50

FULTON FINANCIAL CORPORATION

 Net Charge-Offs to Average Loans

2.00
1.50
1.00
0.50
0.00
05
06
07
08
09
10
11
Q1 12
0.94
0.57
0.55
FULT
Peer
Top 50

FULTON FINANCIAL CORPORATION

Non-accrual Loans to Loans

3.00
2.00
1.00
0.00
05
06
07
08
09
10
11
Mar-12
2.08
1.58
1.58
FULT
Peer
Top 50

FULTON FINANCIAL CORPORATION

2.60
2.30
2.00
1.70
1.40
1.10
0.80
05
06
07
08
09
10
11
Mar-12
2.15
1.89
1.80
FULT
Peer
Top 50

FULTON FINANCIAL CORPORATION

Allowance for Loan Losses to Loans

350.0
300.0
250.0
200.0
150.0
100.0
50.0
05
06
07
08
09
10
11
Mar-12
115.7
109.2
103.1
FULT
Peer
Top 50

FULTON FINANCIAL CORPORATION

Allowance for Loan Losses to Non-accrual Loans

 Provision for Loan Losses    (in millions)

$60
$40
$20
$0
$50
$50
$45
$45
$40
$40
$40
$40
$38
$36
$31
$30
$28
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12

FULTON FINANCIAL CORPORATION

 Troubled Debt Restructurings

03/31/12	12/31/11
	(in thousands)	
Residential Mtg	$ 33,800	$ 32,330
C&I/Comm'l Mtg	32,230	26,010
Construction	10,300	7,650
Consumer/other	470	190
	$ 76,800	$ 66,180

FULTON FINANCIAL
CORPORATION

Note: Excludes non-accrual TDRs

ENDING BALANCE	WEIGHTED AVG. LIFE
	(in millions)	
Agency mortgage-backed securities	$ 1,174.6	4.46
Agency collateralized mortgage obligations	1,077.3	2.27
Municipal bonds	296.4	6.06
Auction rate securities	241.7	2.09
Corporate & trust preferred securities	128.2	18.15
U.S. Treasuries and agencies	2.4	0.82
FHLB & FRB stock	79.7	NA
Bank stocks	24.3	NA
Other investments	18.8	NA
Net unrealized gain / (loss)	46.1	NA
Total Investments	$ 3,089.4	4.23

FULTON FINANCIAL CORPORATION

Investment Portfolio (03-31-12)

Book Yield (monthly) 3.49%

Cash Flow
Expense
$200,000,000
$180,000,000
$160,000,000
$140,000,000
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$0
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$141,665,261
$90,293,767
$112,300,966
$181,596,288
$157,060,613
$3,065,738
$1,383,288
$1,927,653
$4,883,560
$4,074,329
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
MBS & CMO Cash Flow
Net Amortization Expense

FULTON FINANCIAL CORPORATION

Investment MBS & CMO Cash Flows (2011-2012)

Book Price
$101.51
Book Price
$101.87
Book Price
$101.48
Book Price
$101.56
Book Price
$102.12

Q1 2012		Q4 2011		$	%
		(dollars in millions)					
Nonint DDA	$	**2,570**	$	2,530	$	40	2%
Int DDA		**2,460**		2,460		-	0%
Savings/MMDA		**3,340**		3,470		(130)	-4%
Total Core Deposits		**8,370**		8,460		(90)	-1%
CD's		**3,950**		4,080		(130)	-3%
Cash Management		**360**		360		-	0%
Total Deposits	$	**12,680**	$	12,900	$	(220)	-2%

FULTON FINANCIAL CORPORATION

Average Deposits   (Q1 2012 vs. Q4 2011)

  Average Deposit Growth
  (vs. prior year period)

18.0
15.0
12.0
9.0
6.0
3.0
0.0
(3.0)
05
06
07
08
09
10
11
Q1 12
7.0
6.6
(0.4)
FULT
Peer
Top 50

FULTON FINANCIAL CORPORATION

  Average Core Deposit Growth
   (vs. prior year period)

21.0
18.0
15.0
12.0
9.0
6.0
3.0
0.0
(3.0)
05
06
07
08
09
10
11
Q1 12
13.2
12.5
6.7
FULT
Peer
Top 50

FULTON FINANCIAL CORPORATION

  Other Income

Millions
200.0
160.0
120.0
80.0
40.0
0.0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
YTD Mar
YTD Dec

FULTON FINANCIAL CORPORATION

Q1 2012	Q4 2011	$	%
		(dollars in thousands)		
Mort. Banking Income	**$ 10,050**	**$ 6,220**	3,830	62%
Invt Mgt & Trust	**9,380**	**8,730**	$ 650	7%
Overdraft & NSF Fees	**7,970**	**8,070**	(100)	-1%
Service Charges	**4,260**	**4,550**	(290)	-6%
Merchant Fees	**2,860**	**3,000**	(140)	-5%
Cash Mgt Fees	**2,610**	**2,660**	(50)	-2%
Debit Card Fees	**2,100**	**2,180**	(80)	-4%
Other	**11,210**	**9,880**	1,330	13%
Total	**$ 50,440**	**$ 45,290**	**$ 5,150**	**11%**

FULTON FINANCIAL CORPORATION

Other Income      (Q1 2012 vs. Q4 2011)

66.0
64.0
62.0
60.0
58.0
56.0
54.0
52.0
50.0
05
06
07
08
09
10
11
Q1 12
63.7
63.3
56.8
FULT
Peer
Top 50

FULTON FINANCIAL CORPORATION

More Efficient Than Peers

Q1 2012	Q4 2011	$	%
	(dollars in thousands)			
Salaries & Benefits	**$ 60,360**	**$ 58,110**	$ 2,250	4%
Occupancy & Equip.	**14,300**	**14,300**	-	0%
Data Proc. & Software	**5,860**	**5,740**	120	2%
Operating Risk Loss	**3,370**	**1,020**	2,350	230%
FDIC Insurance	**3,020**	**2,730**	290	11%
OREO & Repo Expense	**2,930**	**3,560**	(630)	-18%
Legal & Audit	**2,580**	**2,960**	(380)	-13%
Supplies & Postage	**2,510**	**2,520**	(10)	0%
Marketing	**2,470**	**3,050**	(580)	-19%
Telecommunications	**1,900**	**1,930**	(30)	-2%
Other Expenses	**11,410**	**12,930**	(1,520)	-12%
Total	**$ 110,710**	**$ 108,850**	**$ 1,860**	**2%**

FULTON FINANCIAL CORPORATION

Other Expense      (Q1 2012 vs. Q4 2011)

Goals and Priorities
▪ EPS Growth
▪ ROA Improvement
▪ Spread Management / NIM
▪ Leverage Market Opportunities
▪ Improve Asset Quality
▪ Deploy Capital Prudently
▪ Profitable Organic / Acquisitive Growth

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com

Supplemental Information

Comm'l	Comm'l Mortgage	Constr.	Res. Mtg.	Other	Total
			(in thousands)			
Pennsylvania	$ 1,533	$ 3,566	$ 1,087	$ 84	$ 1,245	$ 7,515
Maryland	945	(8)	545	48	529	2,059
New Jersey	2,167	4,136	4,702	22	552	11,579
Virginia	420	3,398	2,173	525	151	6,667
Delaware	(32)	(17)	-	95	174	220
	$ 5,033	$ 11,075	$ 8,507	$ 774	$ 2,651	$ 28,040
Avg Loans	3,590,000	4,620,000	640,000	1,140,000	1,990,000	11,980,000
NCO %	0.56%	0.96%	5.32%	0.27%	0.53%	0.94%

FULTON FINANCIAL CORPORATION

Net Charge-offs         (YTD Mar 2012)

Comm'l	Comm'l Mortgage	Constr.	Res. Mtg.	Other	Total
			(in thousands)			
Pennsylvania	$ 50,113	$ 27,948	$ 10,123	$ 5,512	$ 4,934	$ 98,630
Maryland	8,961	10,728	18,793	2,658	1,754	42,894
New Jersey	19,555	53,995	15,922	4,754	5,831	100,057
Virginia	4,012	8,455	14,947	8,166	326	35,906
Delaware	243	2,950	132	1,926	1,251	6,502
	$ 82,884	$ 104,076	$ 59,917	$ 23,016	$ 14,096	$ 283,989
End Loans	3,520,000	4,630,000	650,000	1,180,000	1,980,000	11,960,000
NPL%	2.35%	2.25%	9.22%	1.95%	0.71%	2.37%

* *Includes loans > 90 days past due and accruing.*

FULTON FINANCIAL CORPORATION

Non-performing Loans*   (as of 3/31/12)

March 31, 2012		December 31, 2011	
	≥90 Days	Total	≥90 Days	Total
Commercial Mortgage	2.24%	2.67%	2.47%	3.03%
Commercial Loans	2.36%	2.71%	2.23%	2.64%
Construction Loans	9.25%	9.81%	9.87%	11.42%
Residential Mortgage	1.96%	4.72%	1.49%	4.87%
Home Equity	0.68%	1.42%	0.69%	1.41%
Consumer, leasing and other	0.84%	2.24%	0.90%	2.82%
Total	2.38%	3.09%	2.39%	3.28%

FULTON FINANCIAL CORPORATION

Loan Delinquency

Average Balance	% of Total	Variance to Q1-2011 $	Variance to Q1-2011 %
	(dollars in thousands)			
Pennsylvania	$ 7,040,000	58.8%	$ 242,000	3%
New Jersey	2,360,000	19.7%	(65,000)	-3%
Maryland	1,270,000	10.6%	(56,000)	-4%
Virginia	950,000	7.9%	(77,000)	-8%
Delaware	360,000	3.0%	14,000	4%
	$ 11,980,000			

FULTON FINANCIAL CORPORATION

Loan Distribution by State   (Q1 2012)

Ending Balance	% of Total	NPL Balance	Allowance Allocations
	(dollars in thousands)			
Pennsylvania	$ 590,000	50.0%	$ 5,510	$ 5,330
Virginia	210,000	17.8%	8,170	12,010
New Jersey	160,000	13.6%	4,750	3,340
Maryland	140,000	11.9%	2,660	2,430
Delaware	80,000	6.8%	1,930	1,740
	$ 1,180,000		$ 23,020	$ 24,850

FULTON FINANCIAL CORPORATION

Residential Mtg by State     (03/31/12)

Fulton Mortgage Company
▪ Applications up linked quarter: $812
 million from $636 million
▪ Pipeline $428 million vs. $325 million
 (Q1/12 vs. Q4/11)
▪ 31% purchase / 69% refinancing
 (Q1/12)
▪ Sales gains up linked quarter

$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
GOS Spread 1.39%
Originations
Rate Locks
Gain On Sale

FULTON FINANCIAL CORPORATION

Fulton Mortgage Company
78%
Available for
Sale
GOS
Spread
1.42%
GOS
Spread
1.30%
GOS
Spread
1.55%
GOS
Spread
1.58%
84%
Available for
Sale
83%
Available for
Sale
71%
Available for
Sale
69%
Available for
Sale

($ in thousands)

Residential Mortgage Repurchase Activity
First Quarter:
▪2012 - Servicing Retained
 ▪  Repurchased  $ 1,502,235.
▪2012 - Servicing Released
 ▪  Repurchased  $   427,258.

Ending Balance	% of Total	NPL Balance	Allowance Allocations
	(dollars in thousands)			
Pennsylvania	$ 2,490,000	70.7%	$ 50,110	$ 43,190
New Jersey	510,000	14.5%	19,560	26,060
Maryland	300,000	8.5%	8,960	5,770
Virginia	190,000	5.4%	4,010	4,130
Delaware	30,000	0.9%	240	610
	$ 3,520,000		$ 82,880	$ 79,760

FULTON FINANCIAL CORPORATION

C&I Loans by State         (03/31/12)

Ending Balance	% of Total	NPL Balance	Allowance Allocations
	(dollars in thousands)			
Pennsylvania	$ 2,460,000	53.1%	$ 27,950	$ 26,850
New Jersey	1,240,000	26.8%	54,000	42,370
Maryland	440,000	9.5%	10,730	5,600
Virginia	350,000	7.6%	8,450	4,040
Delaware	140,000	3.0%	2,950	2,790
	$ 4,630,000		$ 104,080	$ 81,650

FULTON FINANCIAL CORPORATION

CRE Loans by State         (03/31/12)

Ending Balance	% of Total	NPL Balance	Allowance Allocations
	(dollars in thousands)			
Pennsylvania	$ 310,000	47.7%	$ 10,120	$ 6,550
Virginia	130,000	20.0%	14,950	7,950
New Jersey	100,000	15.4%	15,920	8,140
Maryland	90,000	13.8%	18,800	8,100
Delaware	20,000	3.1%	130	450
	$ 650,000		$ 59,920	$ 31,190

FULTON FINANCIAL CORPORATION

Construction Loans by State  (03/31/12)

Ending Balance	% of Total
	(dollars in thousands)	
Commercial Residential	$ 356,600	55.1%
Commercial	234,600	36.2%
Other	56,500	8.7%
	$ 647,700	

FULTON FINANCIAL CORPORATION

Construction Loans by Type   (3/31/12)

Ending Balance
		(dollars in thousands)
Commercial	**$**	**87,119**
Commercial Real Estate		**61,807**
Total Outstanding	**$**	**148,926**

Delinquency: 2.8%

FULTON FINANCIAL CORPORATION

Shared National Credits     (03/31/12)

Investment Cash Flows
(in Millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$171
$149
$146
$132
3.48%
3.51%
3.45%
3.54%
2Q2012
3Q2012
4Q2012
1Q2013
3.56%
3.54%
3.52%
3.50%
3.48%
3.46%
3.44%
3.42%
3.40%
Cash Flow Yields

FULTON FINANCIAL CORPORATION

Projected Investment Security Cash Flows

Purchases	Amount	Yield	Weighted Avg. Life
MBS	$ 353,597	1.88%	4.26
CMO - Agency	180,151	1.64%	3.43
Municipal Bans	1,901	2.14%	0.91
Municipal	3,030	3.87%	9.90
Total	$ 538,679	1.81%	4.00

Sales - N/A

FULTON FINANCIAL CORPORATION

Investment Portfolio - Transactions (1st Quarter 2012)

($ in Thousands)

CD Maturities (in Millions)
Average CD Rates
$800
$700
$600
$500
$400
$300
$200
$100
$0
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
$699
$696
$634
$438
0.89%
0.98%
1.22%
0.87%
2Q2012
3Q2012
4Q2012
1Q2013

FULTON FINANCIAL CORPORATION

Projected CD Maturities

FHLB Advance Maturities (in Millions)
$60
$50
$40
$30
$20
$10
$0
$50
2.53%
$5
2.53%
2Q2012
3Q2012
4Q2012
1Q2013

FULTON FINANCIAL CORPORATION

Projected FHLB Advance Maturities

17.00
15.00
13.00
11.00
9.00
7.00
5.00
3.00
1.00
(1.00)
1.90
1.70
1.50
1.30
1.10
0.90
0.70
0.50
0.30
0.10
(0.10)
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Q1 12
ROE
ROA

AL
CORPORATION

Return on Equity and Assets

16.00
15.00
14.00
13.00
12.00
11.00
10.00
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Q1 12

FULTON FINANCIAL CORPORATION

Total Risk-Based Capital Ratio

1.6
1.2
0.8
0.4
0.0
-0.4
05
06
07
08
09
10
11
Q1 12
0.94
0.84
0.83
FULT
Peer
Top 50

FULTON FINANCIAL CORPORATION

Return on Average Assets

3 Months	Year	
	03/31/12	2011	2010
Lafayette Ambassador Bank	1.71%	1.47%	1.45%
FNB Bank, NA	1.28%	1.44%	1.23%
Fulton Bank, NA	1.26%	1.34%	1.06%
Swineford National Bank	1.13%	1.60%	1.53%
The Columbia Bank	0.51%	0.75%	0.65%
Fulton Bank of New Jersey	0.32%	-0.17%	-0.36%
Fulton Financial Corporation	0.94%	0.90%	0.78%

FULTON FINANCIAL CORPORATION

Return on Average Assets, by Bank

2011	2006	2011 vs. 2006 $	2011 vs. 2006 %	CAGR
		(dollars in thousands)			
Net Interest Income	**$ 560,160**	$ 485,560	$ 74,600	15%	3%
Loan Loss Provision	**(135,000)**	(3,500)	(131,500)	n/m	
Other Income	**183,170**	142,440	40,730	29%	5%
Securities Gains	**4,560**	7,440	(2,880)	-39%	
Other Expenses	**(416,480)**	(365,990)	(50,490)	14%	3%
Income Taxes	**(50,840)**	(80,420)	29,580	-37%	
Net Inc Avail. to Common	**$ 145,570**	**$ 185,530**	$ (39,960)	-22%	
Net Income per Share	**$ 0.73**	**$ 1.06**	**$ (0.33)**	**-31%**	
Adjust LLP to 25 bp of loans (1)	0.34	-			
	$ 1.07	**$ 1.06**	**$ 0.01**	**1%**	
Return on Average Assets (2)	1.33%	1.30%			
Return on Average Equity (2)	10.95%	12.84%			

(1) Adjusted loan loss provision is $30 million.

(2) 2011 amounts are pro-forma, assuming reduction in loan loss provision.

FULTON FINANCIAL CORPORATION

Income Statement Summary  (YTD December)

2011		2006	2011 vs. 2006		
					$	%	CAGR
				(dollars in thousands)			
Net Interest Income	$	**560,160**	$	485,560	$ 74,600	15%	3%
Loan Loss Provision		**(135,000)**		(3,500)	(131,500)	n/m	
Other Income		**183,170**		142,440	40,730	29%	5%
Securities Gains		**4,560**		7,440	(2,880)	-39%	
Other Expenses		**(416,480)**		(365,990)	(50,490)	14%	3%
Income Taxes		**(50,840)**		(80,420)	29,580	-37%	
Net Inc Avail. to Common	$	**145,570**	**$**	**185,530**	$ (39,960)	-22%	
Net Income per Share	$	**0.73**	**$**	**1.06**	**$ (0.33)**	**-31%**	
Adjust LLP to 50 bp of loans (1)		0.24		-			
	$	**0.97**	**$**	**1.06**	**$ (0.09)**	**-9%**	
Return on Average Assets (2)		1.21%		1.30%			
Return on Average Equity (2)		9.96%		12.84%			

(1) Adjusted loan loss provision is $60 million.

(2) 2011 amounts are pro-forma, assuming reduction in loan loss provision.

FULTON FINANCIAL CORPORATION

Income Statement Summary  (YTD December)

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com
Version 2012-05-22